SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)

                           Filed by the Registrant |X|
                   Filed by a Party other than the Registrant
Check the appropriate box:
|X|   Preliminary Proxy Statement   | | Confidential, For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
| |  Definitive Proxy Statement
     Definitive Additional Materials

            SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR 14A-12

                                  EDULINK, INC.
                (Name of Registrant as Specified In Its Charter)
                        Commission File Number: 000-29953

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
               Payment of Filing Fee (Check the appropriate box):

                              | x | No Fee Required
Fee computed on table below per Exchange Act Rules 14(a)6(i)(1) and 011.
(1) Title of each class of securities to which investment applies: common stock

(2) Aggregate number of securities to which investment applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011: (set forth the amount on which the filing fee is calculated and state how it was determined): Purchase price of assets to be acquired.

(4) Proposed aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

                                  EDULINK, INC.
                      201 WILSHIRE BOULEVARD, SECOND FLOOR
                         SANTA MONICA, CALIFORNIA 90401



_________, 2004


DEAR FELLOW STOCKHOLDER:

         On behalf of the Board of Directors, I am pleased to invite you to attend a special meeting of stockholders of Edulink, Inc. a Nevada corporation, to be held on ____________, 2004, at 11:00 a.m., local time, at
______________________. The Notice of Special Meeting, Proxy Statement and form of proxy are enclosed with this letter.

         The matters expected to be acted upon at the meeting are described in detail in the following Notice of Special Meeting and Proxy Statement.

         I am delighted you have chosen to invest in Edulink, Inc. and hope that, whether or not you plan to attend the special meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy card in the envelope provided. Your vote is important. Voting by written proxy will ensure your representation at the special meeting if you do not attend in person.

         I look forward to seeing you at the special meeting.

                             Very truly yours,



                             ---------------------------------
                             Charles H. Guy III
                             Chief Executive Officer

                                  EDULINK, INC.
                      201 WILSHIRE BOULEVARD, SECOND FLOOR
                         SANTA MONICA, CALIFORNIA 90401

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        To Be Held On ____________, 2004

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the special meeting of stockholders of Edulink, Inc, a Nevada corporation, will be held on ____________, 2004, at 11:00 a.m., local time, at ___________________, to vote on the following proposals:

1. To ratify the pro-rata reduction of our issued and authorized shares by a ratio of 1 share for every 50 shares; because our current authorized number of shares is 1,500,000,000 and our current total of issued and outstanding shares is 1,281,061,636; the pro-rata reduction will result in approximately 25,621,233 shares issued and outstanding (subject to fractional shares being rounded up) and 30,000,000 shares authorized:

2. To approve proposed amendments to our Articles of Incorporation, a copy of which is attached hereto as Exhibit A, to effect the following:

        o increase our authorized Common Stock from 30,000,000 shares to 250,000,000 shares $.001 par value per share; and

        o change the name of the corporation from Edulink, Inc. to eKnowledgeXchange, Inc.

3. To act upon such other matters and transact such other business as may properly come before the special meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on May 19, 2004 as the record date for determining the stockholders entitled to receive notice of and to vote, either in person or by proxy, at the special meeting and at any and all adjournments or postponements thereof. To vote your shares, please sign, date and complete the enclosed proxy and mail it promptly in the enclosed, postage-paid return envelope.




                           By Order of the Board of Directors:

                           -------------------------------------
                           Charles H. Guy III
                           Chief Executive Officer



Santa Monica, California
_______________, 2004

                                -----------------
                                 PROXY STATEMENT
                                -----------------
     This Proxy Statement is furnished to the stockholders of Edulink, Inc. a Nevada corporation ("Edulink" or the "Corporation") in connection with the solicitation on behalf of our Board of Directors of proxies to be voted at the Special Meeting of Stockholders of Edulink (together with any adjournments or postponements thereof, the "Special Meeting"). The Special Meeting will be held on ____________, 2004 at 11:00 a.m., local time, at __________________________.

     This Proxy Statement and the accompanying proxy card were first mailed to our stockholders on or about ___________, 2004.

     All shares represented by properly executed proxies will be voted in accordance with directions on the proxies. If no direction is indicated, the shares will be voted at the Special Meeting FOR the amendments to the Articles of Incorporation to increase the authorized common stock. A stockholder executing and returning a proxy may revoke it at any time before it is exercised by written notice to the Secretary of Edulink or by voting in person at the Special Meeting.

     The Board of Directors does not know of any matters to be brought before the Special Meeting other than the items set forth in the accompanying Notice of Special Meeting of Stockholders. The enclosed proxy confers discretionary authority to the persons appointed by the Board of Directors to vote on any other matter that is properly presented for action at the Special Meeting.

     The cost of solicitation of proxies by the Board of Directors is to be borne by Edulink. In addition to the use of the mails, proxies may be solicited by telephone and telecopier transmission by our directors, officers and employees. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with the solicitation.

YOU ARE HEREBY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ACCOMPANYING ENVELOPE, WHICH IS POSTAGE-PAID IF MAILED IN THE UNITED STATES.

                                ABOUT THE MEETING

What is the purpose of the Special Meeting?

         At our Special Meeting, stockholders will act upon the matters outlined in the Notice of Special Meeting of Stockholders on the cover page of this proxy statement, including the ratification of the pro-rata reduction of our issued and authorized common stock and approval of the proposed amendments to our Articles of Incorporation. In addition, management will respond to appropriate questions from stockholders.

Who is entitled to vote at the meeting?

         Only stockholders of record of shares of Common Stock at the close of business on May 19, 2004 (the "Record Date") will be entitled to vote at the Special Meeting. On the Record Date, there were approximately 1,281,061,636 shares of Common Stock issued and outstanding. These shares of Common Stock were the only outstanding voting securities of Edulink. If you were a stockholder of record of shares of Common Stock on that date, you will be entitled to vote all of the shares that you held on that date at the Special Meeting.

What are the voting rights of the holders of our Common Stock?

         Each share of Common Stock is entitled to one vote on each proposal submitted to stockholders. Stockholders of record may vote on a matter by marking the appropriate box on the proxy.

Who can attend the Special Meeting?

         Any stockholder of record may attend the Special Meeting.

What constitutes a quorum?

         A majority of the outstanding shares of our Common Stock, represented in person or by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. As of the Record Date, there were 1,281,061,636 shares of our Common Stock were outstanding. Thus, the presence, in person or by proxy, of the stockholders of Common Stock representing at least 640,530,819 votes will be required to establish a quorum. Action on all matters scheduled to come before the Special Meeting, including the ratification of the reduction of our issued and authorized common stock and the amendments to our Articles of Incorporation will be authorized by the affirmative vote of the majority of shares present at the Special Meeting and entitled to vote on such matters. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

How do I vote?

         If you complete and properly sign the accompanying proxy card and return it to Edulink, it will be voted as you direct. If you are a stockholder of record and attend the Special Meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the Special Meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

         Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of Edulink either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Special Meeting in person and so request, although attendance at the Special Meeting will not by itself revoke a previously granted proxy.

How many shares will I have after the approval of these proposals?

         The number of shares you own will be reduced proportionally with our proposed pro-rata reduction in our authorized and outstanding common stock, so that your relative ownership percentage will remain the same. Nonetheless, after our relative authorized common stock is increased your ownership percentage may be diluted if we issue any stock in the future. Your ownership percentage may be diluted by a greater percentage than would be possible without the approval of these proposals. However, the approval of these proposals will allow us to abide by the terms of the financing agreement we recently entered into for the benefit of the Corporation and which will require us to issue additional shares of our common stock.

Do I have any dissenters' rights?

            The Nevada Revised Statutes do not provide for any dissenters' rights for these proposed actions, which include the pro-rata reduction in authorized and outstanding shares, the name change, increase in the number of shares of authorized common stock.

What are the recommendations of the Board of Directors?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The recommendation of the Board of Directors is set forth with the description of each item in this proxy statement. In summary, the Board of Directors recommends a vote in favor of the amendments to the Articles of Incorporation of Edulink.

         With respect to any other matter that properly comes before the Special Meeting, the proxy holders will vote as recommended by the Board of Directors, or, if no recommendation is given, in their own discretion.

   CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

         Some statements in this Proxy Statement contain certain "forward-looking" statements of management of Edulink. Forward-looking statements are statements that estimate the happening of future events are not based on historical fact. Forward-looking statements may be identified by the use of forward-looking terminology, such as "may", "shall", "could", "expect", "estimate", "anticipate", "predict", "probable", "possible", "should", "continue", or similar terms, variations of those terms or the negative of those terms. The forward-looking statements specified in the following information have been compiled by our management on the basis of assumptions made by management and considered by management to be reasonable. Our future operating results, however, are impossible to predict and no representation, guaranty, or warranty is to be inferred from those forward-looking statements.

         The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. We cannot guaranty that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update any such forward-looking statements.

PROPOSAL 1

PRO-RATA REDUCTION IN OUR ISSUED AND AUTHORIZED COMMON STOCK.

THE BOARD OF DIRECTORS OF EDULINK RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE "FOR" THE RATIFICATION OF THE PRO-RATA REDUCTION IN THE NUMBER OF ISSUED AND AUTHORIZED SHARES OF COMMON.

         On May 19, 2004 our Board of Directors approved, subject to stockholder ratification, a pro-rata reduction of our issued and authorized common stock from 1,281,061,636 shares issued and 1,500,000,000 shares authorized by a ratio of 50 to 1, resulting in approximately 25,621,233 shares issued (subject to fractional shares being rounded up) and 30,000,000 authorized.

CONSEQUENCES OF RATIFICATION OF THE PRO-RATA REDUCTION IN THE NUMBER OF ISSUED AND AUTHORIZED SHARES OF COMMON STOCK.

         If the pro-rata reduction in our issued and authorized common stock is ratified, the relative ownership of our current shareholders will remain unchanged. However, we believe that by effecting this change to our capitalization structure, we will be better positioned to take advantage of current and future financing opportunities, as they may arise. After the ratification of this action we will cause the appropriate amendment to our Articles of Incorporation to be filed with the Secretary of State of Nevada, reflecting this change.

         The affirmative vote of a majority of the outstanding shares of our Common Stock at the Special Meeting, whether in person or by proxy, is not required to approve this action, though we are requesting our shareholders to ratify this action.

         The Board of Directors recommends that the stockholders vote FOR the ratification of the pro-rata reduction in our issued and authorized common stock. Proxies solicited by the Board of Directors will be voted for this action unless stockholders specify in their proxies a contrary choice.

PROPOSAL 2

AMENDMENTS TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND CHANGE THE CORPORATION'S NAME.

THE BOARD OF DIRECTORS OF EDULINK RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE "FOR" THE APPROVAL OF THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND CHANGE IN THE CORPORATION'S NAME.

         On May 19, 2004 our Board of Directors approved, subject to stockholder approval, a Certificate of Amendment to our Articles of Incorporation to authorize an increase from 30,000,000 shares of authorized Common Stock to 250,000,000 shares of authorized Common Stock, $.001 par value per share, and a change in our corporate name to eKnowledgeXchange, Inc.

We propose to amend the applicable Articles of our Articles of Incorporation to read as set forth below in this Proxy Statement.

CONSEQUENCES OF APPROVAL OF AMENDMENTS TO THE ARTICLES OF INCORPORATION

         If the amendments to our Articles of Incorporation to increase the authorized shares of our capital stock to two hundred fifty million (250,000,000) shares of Common Stock and to authorize change our corporate name to eKnowledgeXchange, Inc., is approved, we will cause such amendments to our Articles of Incorporation to be filed with the Secretary of State of Nevada, which will thereby amend our Articles of Incorporation with those provisions.

         The affirmative vote of a majority of the outstanding shares of our Common Stock at the Special Meeting, whether in person or by proxy, is required to approve these amendments to the Articles of Incorporation.

         The Board of Directors recommends that the stockholders vote FOR the amendments to the Articles of Incorporation to increase the number of shares of authorized Common Stock and change our corporate name to eKnowledgeXchange, Inc. Proxies solicited by the Board of Directors will be voted for these amendments to the Articles of Incorporation unless stockholders specify in their proxies a contrary choice.

GENERAL

            On May 19, 2004, our Board of Directors unanimously approved, subject to shareholder approval, an amendment to our Articles of Incorporation to approve the authorized increase in common stock to 250,000,000 shares and change our corporate name to eKnowledgeXchange, Inc. The full text of the proposed amendment to the Articles of Incorporation is attached hereto as Exhibit A.

PURPOSE OF INCREASING OUR AUTHORIZED COMMON STOCK

            Our Board of Directors believes it is critical to the best interests of the Corporation and our shareholders to increase our authorized shares of common stock. Our purpose in increasing our authorized common stock is to accommodate the terms and conditions of a financing agreement that we recently entered into for $1,500,000 which is payable in installments of $250,000, the first of which we received on May 11, 2004. Pursuant to the terms of that agreement we will receive $625,000 upon our filing of a registration statement on Form SB-2 and $625,000 when that registration statement is declared effective. We also believe that such an increase in our common stock could facilitate future opportunities that may be presented to us. WITHOUT AN INCREASE IN THE AUTHORIZED SHARES, WE WILL BE UNABLE TO FILE THE REGISTRATION STATEMENT REQUIRED BY THE TERMS OF THE FINANCING AGREEMENT AND THUS WILL BE IN DEFAULT OF OUR OBLIGATIONS. WITHOUT RECEIPT OF THE FUNDS CALLED FOR IN THE FINANCING AGREEMENT, WE WOULD BE UNABLE TO CONTINUE ANY OPERATIONS AND BE UNABLE TO CONTINUE TO SEEK ALTERNATIVE SOURCES OF FINANCING. A copy of this financing agreement was included in our report on Form 8-K with the Securities and Exchange Commission filed on May 18, 2004.

            We further believe that this financing agreement will increase our profitability and the total value of the corporation to our investors. We also believe that the change to our Articles of Incorporation will better position us to take advantage possible future financings and acquisition opportunities, and other corporate purposes as the board of directors determines in its discretion to be in the best interest of the corporation, and which may include future stock splits, stock dividends or other distributions, future financings, acquisitions and stock options and other equity benefits under employee benefit plans. To facilitate the contemplated transaction we are increasing the number of authorized shares of common stock, which we believe will also enable us to promptly take advantage of future favorable opportunities that may present themselves without the delay and expense associated with holding a special meeting of stockholders.

PURPOSE OF CHANGING OUR CORPORATE NAME

            We believe that the change of our corporate name to eKnowledgeXchange, Inc. will provide a better description of our assets and business model and help us to enhance the value of our brand.

PROCEDURE FOR APPROVAL OF INCREASE IN COMMON STOCK AND NAME CHANGE; VOTE
REQUIRED

            The Nevada Revised Statutes requires that, in order for us to amend our Articles of Incorporation, such amendments must be approved by our Board of Directors and approved by a majority of the outstanding shares entitled to vote.

            On May 19, 2004, the record date for determination of the shareholders entitled to receive this Proxy Statement, there were approximately 1,281,061,636 shares of our common stock outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. We need the affirmative vote of at least a majority of the outstanding shares of our common stock to approve the name change and the increase in authorized shares of common stock. Our Board, by its unanimous written consent, adopted resolutions approving an amendment to our Articles of Incorporation to approve the increase in authorized shares of common and change our corporate name.

EFFECTIVE DATE OF AMENDMENT

            The amendment to our Articles of Incorporation will become effective upon the filing with the Nevada Secretary of State of the Certificate of Amendment to our Articles of Incorporation, attached hereto as Exhibit A. We intend to file the Certificate of Amendment in the event that shareholder approval is obtained.

DISSENTERS' RIGHTS

            Under Nevada law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his or her shares (i) in the event of consummation of a plan of merger or plan of exchange in which the Nevada corporation is a constituent entity, and (ii) any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, by-laws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares. The Nevada Revised Statutes do not provide for dissenters' right of appraisal in connection with the increase in the number of shares of authorized common stock or change in our corporate name.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

            No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, which is not shared by all other shareholders of Edulink.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of May 19, 2004 by:

        o Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;
        o    Each of our executive officers;
        o    Each of our directors; and
        o    All of our executive officers and directors as a group.

            Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. As of May 19, 2004, there were 1,281,061,636 shares of our common stock issued and outstanding. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder's name, subject to community property laws, where applicable. The address of each shareholder is listed in the table.

====================== ====================================== =========================================== ==============
   Title of Class                Name and Address               Amount and Nature of Beneficial Owner      Percent of
                                of Beneficial Owner                                                           Class
---------------------- -------------------------------------- ------------------------------------------- --------------
Common Stock           Charles Guy                                      20,000,000 shares (1)                 1.6%
                       201 Wilshire Blvd.
                       Santa Monica, California 90401             Chief Executive Officer, Director
---------------------- -------------------------------------- ------------------------------------------- --------------
Common Stock           Michael Rosenfeld                                104,698,659 shares(2)
                       201 Wilshire Blvd.                     Executive Vice President, Chairman of the
                       Santa Monica, California 90401                     Board of Directors                   8.2%
---------------------- -------------------------------------- ------------------------------------------- --------------
Common Stock           Shawn Gross
                       201 Wilshire Blvd.                                 no shares owned(3)
                       Santa Monica, California 90401                          Director                        0%
---------------------- -------------------------------------- ------------------------------------------- --------------
Common Stock           Ronald Rescigno
                       4063 Bridgewood Ln.
                       Westlake Village, CA  91362                        103,618,784 shares                  8.1%
---------------------- -------------------------------------- ------------------------------------------- --------------
Common Stock           Ian Rescigno
                       605 Warwick Ave. #4
                       Thousand Oaks, CA  91360                           99,592,577 shares                   7.8%
---------------------- -------------------------------------- ------------------------------------------- --------------
Common Stock           All directors and named executive                124,698,659 shares(4)              9.7%(4)(5)
                       officers as a group
====================== ====================================== =========================================== ==============

(1)Mr. Guy also owns options to purchase 20,000,000 shares of our common stock; if exercised, he would own 40,000,000 shares or 3% of our outstanding common stock
(2)Mr. Rosenfeld also owns warrants for 18,607,700 shares of our common stock and options to purchase 10,000,000 shares of our common stock; if all these derivative securities were to be exercised, he would own 133,306,359 shares or 10.2% of our outstanding common stock
(3)Mr. Gross owns options to purchase 15,000,000 shares of our common stock; if exercised, he would own 1.5% of our outstanding common stock
(4)The aggregate ownership of our officers and directors as a group if all derivative securities are exercised would be 188,306,359 shares or 14% of our outstanding common stock
(5)Percentage varies due to rounding

As of the date of this Proxy Statement, we are unaware of any arrangements, the operation of which may at a subsequent date result in a change of corporate control.

                            COMPENSATION OF DIRECTORS

         To date, no director has received any compensation for services on the board of directors. We currently have not adopted any type of director compensation plan.
                             ADDITIONAL INFORMATION

         We file annual and quarterly reports with the Securities and Exchange Commission. Stockholders may obtain, without charge, a copy of our most recent Form 10-K with exhibits by requesting a copy in writing from us. We will also furnish without charge to any stockholder, upon written or oral request, any documents filed by Edulink pursuant to the Securities Exchange Act. Requests for such documents should be addressed to Edulink, Inc., 201 Wilshire Blvd., Santa Monica, California 90401. Documents filed by Edulink pursuant to the Securities Exchange Act may also be reviewed and/or obtained through the Securities and Exchange Commission's Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission's web site (http://www.sec.gov).

                                  OTHER MATTERS

         The Board of Directors knows of no business which will be presented for consideration at the Special Meeting other than that shown above. However, if any business shall properly come before the Special Meeting, the persons named in the enclosed proxy or their substitutes will vote the proxy in respect of any such business in accordance with their best judgment pursuant to the discretionary authority conferred thereby.

 ------------------------------------------------------------------------------
          PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN
              IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES
                   NO POSTAGE IF MAILED IN THE UNITED STATES.
 ------------------------------------------------------------------------------

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
              Special Meeting of Stockholders - ____________, 2004
 -------------------------------------------------------------------------------

The undersigned stockholder of Edulink, Inc., a Nevada corporation ("Edulink"), revoking all previous proxies, hereby constitutes and appoints Charles Guy and Michael Rosenfeld, and each of them acting individually, as the agents and proxies of the undersigned, with full power of substitution in each, for and in the name and stead of the undersigned, to attend the Special Meeting of Stockholders of Edulink to be held on ____________, 2004 at 11:00 A.M., local time, at ____________________, and to vote all shares of Common Stock of Edulink which the undersigned would be entitled to vote if personally present at the Special Meeting, and at any adjournment or postponement thereof; provided, that said proxies are authorized and directed to vote as indicated with respect to the matters set forth on the reverse side hereof:

This Proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL AMENDMENTS TO EDULINK'S ARTICLES OF INCORPORATION. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the Special Meeting or any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said agents and proxies may do by virtue hereof and hereby confirms that this Proxy shall be valid and may be voted whether or not the stockholder's name is signed as set forth below or a seal is affixed or the description, authority or capacity of the person signing is given or other defect of signature exists.

1. To ratify the pro-rata reduction of our issued and authorized shares by a ratio of 50 to 1, which will result in 25,621,233 shares issued (subject to fractional shares being rounded up) and 30,000,000 shares authorized, from our current 1,281,061,636 shares issued and 1,500,000,000 authorized:

           |_|  FOR         |_|  AGAINST          |_|  ABSTAIN

2. To approve proposed amendments to the Corporation's Articles of Incorporation, a copy of which is attached hereto as Exhibit A, to effect the following:

        o increase our authorized Common Stock from 30,000,000 shares to 250,000,000 shares $.001 par value per share;

        o change our corporate name from Edulink, Inc. to eKnowledgeXchange, Inc.;

           |_|  FOR         |_|  AGAINST          |_|  ABSTAIN

In their discretion, the proxies will vote on such other business as may properly come before the 2004 Special Meeting.

|_| Please check here if you plan to attend the Special Meeting in person.

NOTE: PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign this Proxy exactly as name(s) appear in address below. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. Corporations please sign with full corporate name by a duly authorized officer and affix the corporate seal.

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Signature(s)                     Date




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                                    EXHIBIT A

                            Certificate of Amendment
                       (Pursuant to NRS 78.385 and 78.390)

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                         FOR NEVADA PROFIT CORPORATIONS

          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: Edulink, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

        I.   The name of this corporation is eKnowledgeXchange, Inc.

                  IV. Pursuant to NRS 78.207, and by resolution of the board of directors, the corporation has effected a pro-rata reduction in its issued and authorized shares by a ratio of 50 to 1, from the current 1,281,061,636 shares issued and 1,500,000,000 authorized, which will result in 25,621,233 shares issued (subject to fractional shares being rounded up) and 30,000,000 shares of common stock authorized:

        IV. The authorized common stock of this corporation shall be 250,000,000 shares.

3. The vote by which the stockholders holding such shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is:__________ %

4.       Effective date of filing (optional):_________________________________
                                             (must not be later than 90 days
                                             after the certificate is filed)

5.       Officer Signature (required):_________________________________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.